AMENDED AND RESTATED DRAW PROMISSORY NOTE

Amount:      $15,000,000.00                            Date:       June 30, 1999
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     FOR VALUE  RECEIVED,  the  undersigned,  promises to pay to Capital  Senior
Living Properties, Inc., a Texas corporation, the sum draw down up to Fifteen Million and No/100 Dollars ($15,000,000.00), the principal due five (5) years from the date of the first draw down and interest due quarterly at the rate of eight percent (8%) per annum, both principal and interest payable at office at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240.

     This note amends and restates the Draw Promissory Note dated April 1, 1998, and the Amended and Restated Draw Promissory Note dated March 31, 1999, between Maker and Capital Senior Living Properties, Inc.

     The accrued interest on this note is payable quarterly after the first draw down.

     All past due principal and interest shall bear interest from maturity at the rate of twelve percent (12%) per annum.

     This note may be prepaid without penalty.

     Failure to pay any installment of principal and interest, or any other part thereof, when due shall, at the election of the holder and without notice, mature the whole note and it shall at once become due and payable.

     It is hereby specifically agreed that if this note is placed in the hands of an attorney for collection, or if collected by suit or through the Probate Court or any other legal proceedings, the undersigned agrees to pay reasonable attorneys' fees.

     All makers, endorsers, sureties and guarantors hereby waive presentment for payment of this note, notice of nonpayment, protest, notice of protest, diligence, or any notice of, or defense on account of, any extension, extensions, renewal, renewals, or change in any manner of or in this note, or in any of its terms, provisions or covenants, or of any delay, indulgence or other act of any holder of the aforesaid note.

                                   TRIAD SENIOR LIVING I, L.P.,
                                   a Texas limited partnership

                                        By:  Triad Senior Living, Inc.,
                                             Its General Partner



                                             BY:      /s/ Blake N. Fail
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                                             TITLE:   President of GP
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